     As filed with the Securities and Exchange Commission on March 23, 2001
                                                      REGISTRATION NO. 333-_____
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     ---------------------------------------

                                HANDSPRING, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                                            77-0490705
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)

                               189 BERNARDO AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                    (Address of Principal Executive Offices)

                           2000 EQUITY INCENTIVE PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
            STOCK OPTIONS GRANTED BY BLUELARK SYSTEMS, INC. UNDER ITS
           2000 EQUITY INCENTIVE PLAN AND ASSUMED BY HANDSPRING, INC.
                            (Full title of the Plans)

                     ---------------------------------------

                                  DAVID G. PINE
                       VICE PRESIDENT AND GENERAL COUNSEL
                                HANDSPRING, INC.
                               189 BERNARDO AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 230-5000
            (Name, Address and Telephone Number of Agent for Service)

                     ---------------------------------------

                                   Copies to:
                            ROBERT A. FREEDMAN, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                           PALO ALTO, CALIFORNIA 94306



                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
      TITLE OF SECURITIES            AMOUNT TO BE      PROPOSED MAXIMUM OFFERING    PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
       TO BE REGISTERED               REGISTERED             PRICE PER SHARE              OFFERING PRICE          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value        7,628,520(1)            $     14.04(3)           $ 107,104,421.00(3)         $ 26,777.00(3)
Common Stock, $0.001 par value           47,615(2)            $      0.88(4)           $      41,902.00(4)         $     11.00(4)
    Total                                                                                                          $ 26,788.00
==================================================================================================================================

(1) Represents 6,357,100 additional shares available for future issuance under the Registrant's 2000 Equity Incentive Plan and 1,271,420 additional shares available for future issuance under the Registrant's 2000 Employee Stock Purchase Plan.

(2) Represents shares subject to options issued by BlueLark Systems, Inc. under its 2000 Equity Incentive Plan, and assumed by Registrant on February 14, 2001.

(3) Estimated pursuant to Rule 457(c) and Rule 457(h), solely for calculating the registration fee. Based on the average of the high and low prices of the common stock as reported by the Nasdaq National Market on March 22, 2001.

(4) Per share exercise price for such outstanding options calculated pursuant to Rule 457(h)(1).

           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        The Registrant incorporates into this Registration Statement the following documents filed with the Securities and Exchange Commission (the "Commission"):

        (a) The Registrant's Annual Report on Form 10-K for the Registrant's fiscal year ended July 1, 2000.

        (b) The Registrant's Quarterly Report on Form 10-Q for our quarters ended September 30, 2000 and December 30, 2000.

        (c) The description of the Registrant's Common Stock contained in Registrant's registration statement on Form 8-A filed on May 30, 2000 with the Commission under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

        Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 145 of the Delaware General Corporation Law authorizes a court to award, or the board of directors of a corporation to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933.

        As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation provides that its directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. As permitted by the Delaware General Corporation Law, the Bylaws of the Registrant provide that the Registrant shall indemnify its directors to the full extent permitted by the laws of the State of Delaware.

        The Registrant has also entered into indemnification agreements with its directors and officers that obligate the Registrant to indemnify such directors and officers against losses incurred in connection with certain claims in their capacities as agents of the Registrant. The underwriting agreement for the Registrant's initial public offering provides that the underwriters will indemnify the officers, directors and controlling persons of the Registrant against certain liabilities.

        The Registrant maintains directors' and officers' liability insurance.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

        Not Applicable.

ITEM 8. EXHIBITS.


       Exhibit
        Number                           Exhibit Title
       -------     ------------------------------------------------------------
         4.1       Registrant's Second Amended and Restated Certificate of
                   Incorporation (incorporated herein by reference to Exhibit
                   3.3 of Registrant's registration statement on Form S-1,
                   Registration No. 333-33666 (the "Form S-1")).

         4.2 Registrant's Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of the Form S-1).

         4.3 Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

         4.4       Amended and Restated Investors' Rights Agreement dated July
                   7, 1999 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

         4.5       Registrant's 2000 Equity Incentive Plan.

         4.6       Registrant's 2000 Employee Stock Purchase Plan.

         4.7       BlueLark Systems, Inc. 2000 Equity Incentive Plan.

         5.1       Opinion of Fenwick & West LLP.

         23.1      Consent of Fenwick & West LLP (included in Exhibit 5.1).

         23.2      Consent of PricewaterhouseCoopers LLP.

         24.1      Power of Attorney (see page II-4).

ITEM 9. UNDERTAKINGS

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the Registration Statement is on Form S-3 or Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission pursuant to Section 13 or
                        Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

        (2) That for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered, which remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the Exchange Act, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on March 23, 2001.


                                             HANDSPRING INC.

                                             By:  /s/ Bernard J. Whitney
                                                 ------------------------------
                                                 Bernard J. Whitney
                                                 Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Donna L. Dubinsky and Bernard J. Whitney, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


PRINCIPAL EXECUTIVE OFFICER:

/s/ Donna L. Dubinsky                                       Chief Executive Officer,                   March 23, 2001
--------------------------------------------                  President and Director
Donna L. Dubinsky


PRINCIPAL FINANCIAL OFFICER AND
PRINCIPAL ACCOUNTING OFFICER:

/s/ Bernard J. Whitney                                      Chief Financial Officer                    March 23, 2001
--------------------------------------------
Bernard J. Whitney


ADDITIONAL DIRECTORS:

/s/ Jeffrey C. Hawkins                                      Director                                   March 23, 2001
--------------------------------------------
Jeffrey C. Hawkins


                                                            Director                                   March __, 2001
--------------------------------------------
L. John Doerr


/s/ Bruce W. Dunlevie                                       Director                                   March 23, 2001
--------------------------------------------
Bruce W. Dunlevie


/s/ Kim B. Clark                                            Director                                   March 23, 2001
--------------------------------------------
Kim B. Clark


 /s/ Mitchell E. Kertzman                                   Director                                   March 23, 2001
--------------------------------------------
Mitchell E. Kertzman

                                  EXHIBIT INDEX


      Exhibit
       Number                              Description
      -------                              -----------
         4.1       Registrant's Second Amended and Restated Certificate of
                   Incorporation (incorporated herein by reference to Exhibit
                   3.3 of Registrant's registration statement on Form S-1,
                   Registration No. 333-33666 (the "Form S-1")).

         4.2 Registrant's Restated Bylaws (incorporated herein by reference to Exhibit 3.5 of the Form S-1).

         4.3 Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

         4.4       Amended and Restated Investors' Rights Agreement dated July
                   7, 1999 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

         4.5       Registrant's 2000 Equity Incentive Plan.

         4.6       Registrant's 2000 Employee Stock Purchase Plan.

         4.7       BlueLark Systems, Inc. 2000 Equity Incentive Plan.

         5.1       Opinion of Fenwick & West LLP.

         23.1      Consent of Fenwick & West LLP (included in Exhibit 5.1).

         23.2      Consent of PricewaterhouseCoopers LLP.

         24.1      Power of Attorney (see page II-4).